Exhibit 99.2

March 19, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Minorplanet Systems USA, Inc.’s Form 8-K dated March 15, 2004 and have the following comments:

1.	We agree with the statements made in the in the second, third, fourth and fifth paragraphs.

2.	We have no basis on which to agree or disagree with the statements made in the first, sixth and seventh paragraphs.

Yours truly,

/s/ Deloitte & Touche LLP